Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated February 6, 2023
to the
Mairs & Power Growth Fund,
Mairs & Power Balanced Fund and
Mairs & Power Small Cap Fund (the “Funds”)
Statement of Additional Information (“SAI”)
dated April 20, 2022, as supplemented

This supplement makes the following amendments to disclosures in the Funds’ SAI:

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) of Trust for Professional Managers (the “Trust”) held on January 19, 2023, the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined under the Investment Company Act of 1940, as amended, unanimously approved the appointment of Mr. John P. Buckel as an Interested Trustee and Chairperson of the Trust.

The following disclosure in the section of the Funds’ SAI titled “Management of the Funds – Board of Trustees” is hereby revised to reflect the appointment of Mr. Buckel as an Interested Trustee and Chairperson of the Trust:

Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of seven individuals. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

The following disclosure is added to the “Trustees and Officers” table:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officer
John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
*Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

The following disclosure in the section of the Funds’ SAI titled “Management of the Funds – Board Leadership Structure” is revised and replaced as follows:

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The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley – and one Trustee who is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”) – Mr. John P. Buckel. Accordingly, more than 85% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Buckel, is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, due to his position and material business relationship with the Trust. Mr. Buckel also serves as a Vice President of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Funds’ administrator. The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

The following disclosure is added in the section of the Funds’ SAI titled “Management of the Funds – Trustee Qualifications”:

John P. Buckel. Mr. Buckel has served as an Interested Trustee of the Trust since 2023. Mr. Buckel has served as a Vice President of Fund Services, a multi-line service provider to investment companies since 2004. Through his experience as an investment company trustee and his employment experience, Mr. Buckel is experienced with financial, accounting, regulatory and investment matters.

Please retain this supplement with your SAI.
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